                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              Universal Mfg. Co.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:




Reg. (S) 240.14a-101.

SEC 1913 (3-99)

TO THE SHAREHOLDERS OF UNIVERSAL MFG. CO.:

Notice is hereby given that the Annual Meeting of the Shareholders of UNIVERSAL MFG. CO. will be held at Universal Mfg. Co., 10000 "J" Street, Omaha, Nebraska, on November 5, 2002 at 9:30 a.m. for the election of members of the Board of Directors for the ensuing year and for the transaction of such other business as may properly come before the meeting. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors is not aware of any other business to come before the Annual Meeting.

The date of record for voting at this 2002 Annual Meeting was the close of business on September 3, 2002. Only holders of common stock as of this record date are entitled to Notice of and to vote at the aforesaid meeting or any adjournment thereof.

It is hoped that as many shareholders as possible will attend in person but if it will be impossible for you to do so, we request that you sign and return the enclosed proxy in the envelope provided to ensure your representation at the annual meeting. Returning the proxy does not prevent a shareholder from attending the meeting and voting in person.

Enclosed with this Notice is the 2002 Annual Report of the Company.

BY ORDER OF THE BOARD OF DIRECTORS.



                                             Donald D. Heupel, President
                                             T. Warren Thompson, Secretary

EACH SHAREHOLDER IS URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY. IF A SHAREHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE SHARES OF COMMON STOCK IN PERSON.

                           To Be Held November 5, 2002

                       SOLICITATION AND VOTING INFORMATION
                       -----------------------------------

     The enclosed proxy is solicited by the Board of Directors of Universal Mfg. Co. for use at the Annual Meeting of Shareholders of the Company to be held on November 5, 2002, and at any adjournment thereof. Such meeting is to be held at Universal Mfg. Co., 10000 "J" Street, Omaha, Nebraska, and will commence at 9:30 a.m. Such solicitation is being made by mail and the Company may also use its officers, directors and regular employees to solicit proxies from shareholders either in person or by telephone, telegraph or letter without extra compensation.

Solicitation
------------

     This solicitation is being made by the Company. The entire cost of such solicitation, which represents the amount normally expended for a solicitation relating to an uncontested election of directors, will be borne by the Company. Such cost will include the cost of supplying necessary additional copies of the solicitation material and the annual report to shareholders, for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such recordholders for completing the mailing of such material and report to such beneficial owners.

Voting Rights and Outstanding Shares of Common Stock
----------------------------------------------------

     Only shareholders of record of the Company's 816,000 shares of Common Stock outstanding as of the close of business on September 3, 2002, will be entitled to vote. Each share of Common Stock is entitled to one vote on any matter which may properly come before the meeting. This proxy statement and the enclosed form of proxy are being mailed to shareholders on or about October 7, 2002. The 2002 annual report of the Company to its shareholders is being mailed to shareholders with this proxy statement.

     The presence of a majority of the outstanding shares of Common Stock of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Annual Meeting.

     All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate votes cast for directors or withheld, affirmative and negative votes and abstentions. Abstentions on any of the proposals or votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on the proposals presented to the shareholders.

Proxy Voting
------------

     Shares of Common Stock cannot be voted at the Annual Meeting unless the holder of record is present in person or by proxy. The enclosed form of proxy is a means by which a shareholder may authorize the voting of his, her or its shares at the Annual Meeting. The shares of Common Stock represented by each properly executed proxy will be voted at the Annual Meeting in accordance with the shareholder's directions. Shareholders are urged to specify their choices by marking the appropriate boxes on the enclosed proxy. If no choice has been specified and the enclosed proxy is properly executed and returned, the shares will be voted FOR the persons nominated by the Board for election as directors. If any other matters are properly presented to the Annual Meeting for action, the proxy holders will vote the proxies (which confer discretionary authority to vote on such matters) in accordance with their best judgment.

     Execution of the enclosed proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting of the proxy. Any revocation of a proxy may be in writing delivered to the Company or by oral statement of any shareholder in attendance at the Annual Meeting.

     Abstentions on any of the proposals or votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast on the proposals presented to the shareholders.

Attendance and Voting at the Annual Meeting
-------------------------------------------

     If you own any shares of Common Stock of record, you may attend the Annual Meeting and vote in person, regardless of whether you have previously voted on a proxy. We encourage you to vote your shares in advance of the Annual Meeting date by returning the enclosed proxy, even if you plan on attending the Annual Meeting. You may change or revoke your proxy at the Annual Meeting as described above even if you have already voted.

     YOUR PROXY VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

     THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY and delegates discretionary authority with respect to any additional matters which may properly come before the Annual Meeting. Although the Board is not currently aware of any additional matter, if other matters do properly come before the Annual Meeting, proxies will vote thereon in accordance with their best judgment.

October 7, 2002.

                        ELECTION OF DIRECTORS AND VOTING
                        --------------------------------

     The only proposal for the 2002 Annual Meeting is the election of three directors to hold office until the 2004 Annual Meeting of Shareholders or until a successor is duly elected and qualified. The following current directors have been nominated: Donald D. Heupel, Daniel H. Meginnis and T. Warren Thompson. Detailed information on each nominee is provided in the Current Directors and Nominees section.

     As indicated in the proxy, where no direction is given, the proxies solicited by the Board of Directors will be voted in favor of the election of the nominees listed in this proxy statement. If any such nominees shall withdraw or otherwise become unavailable, which is not expected, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors. Shareholders who neither submit a proxy nor attend the meeting, along with broker non-votes, will not be counted as either a vote for or against the election of a director. Directors will be elected upon receiving a majority of the votes cast in person or by proxy at the annual meeting, provided a quorum is present.

     Your Board unanimously recommends a vote FOR the election of each nominated director.

Cumulative Voting Description
-----------------------------

     Shareholders have cumulative voting rights. Each shareholder of record is entitled to as many votes as the total number of shares of Common Stock held of record by such shareholder multiplied by the number of directors to be elected by the shareholders. These votes may be divided among the total number of directors to be elected or distributed among any lesser number in such proportion as the shareholder may desire. Unless otherwise instructed, the proxy holders will vote the proxies received by them equally for each nominee shown in this proxy statement, reserving the right, however, to cumulate their votes and distribute them among the nominees in their discretion. By marking the appropriate box on the form of proxy, a shareholder may withhold authority to vote for all of the nominees listed below or, by inserting individual names in the blank space provided, may withhold the authority to vote for any one or more of such nominees. Neither shares nor proxies may be voted for a greater number of persons than the number of nominees shown below.

     Votes withheld for all director nominees will be treated as present at the meeting for purposes of determining a quorum, but will not be counted as votes cast in the director election.

     The three nominees receiving the highest vote totals will be elected as directors of the Company at the Annual Meeting; provided a quorum is present.

                INFORMATION ABOUT CURRENT DIRECTORS AND NOMINEES
                ------------------------------------------------

     Three directors are to be elected at this Annual Meeting to hold office until the 2004 Annual Meeting of Shareholders or until a successor is duly elected and qualified. The Articles of Incorporation of the Company provide for classification of directors into two classes to be elected in alternate years for two-year terms. The Company's current Bylaws provide for seven directors, with three to be elected in 2002 and four to be elected in 2003.

     All of the nominees are presently directors of the Company and have been previously elected by the shareholders.

     Your Board unanimously recommends a vote FOR the election of each nominated director.

     The following table contains certain information with respect to the persons currently serving as directors including those persons nominated for election at the 2002 Annual Meeting of Shareholders:


Current Nominees:                                                       Year First
                                                                          Became         Term
Name and Principal Occupation                                 Age        Director       Expires
-----------------------------                                 ---       ----------      -------
DONALD D. HEUPEL                                              55          1985            2002
 President of the Company
 Algona, Iowa

DANIEL H. MEGINNIS                                            42          2000            2002
 Hollis Trucking Co.
 Lincoln, Nebraska

T. WARREN THOMPSON                                            72          1969            2002
 Secretary of the Company
 Retired
 Fountain Hills, Arizona

Other Directors:                                                        Year First
                                                                          Became         Term
Name and Principal Occupation                                 Age        Director       Expires
-----------------------------                                 ---       ----------      -------
RICHARD R. AGEE                                               50          1998            2003
 Owner & General Manager,
 Agee's Automotive Repair & Parking
 Lincoln, Nebraska

RICHARD E. McFAYDEN                                           50          1984            2003
 Partner, Perrigrine Partners, a Real
 Estate Investment Partnership
 Professor of Business and Associate Director of
 Student Services, Buena Vista University
 Omaha, Nebraska

HELEN ANN McHUGH                                              49          1997            2003
 Account Executive, SFI, LLC
 Santa Fe Springs, California

THOMAS W. RASMUSSEN                                           40          1997            2003
 Fixed Operations Director
 Sill-TerHar Motors, Inc.
 Denver, Colorado

     All directors and nominees for director have been in their respective occupations for more than the past five years with two exceptions. Before assuming his current position with Sill-TerHar Motors, Inc., a franchised Ford, Mercury, Lincoln, Mazda, Volvo, Jaguar, Aston Martin dealer in November 2000, Mr. Rasmussen worked for Piper Jaffray from 1992 to 1997, for Arcadia Financial, Ltd. from 1997 to 1998, Jeff Sacks Automotive Management Group from 1998 to
July 12, 1999 and MSX International from July 12, 1999 to October 25, 2000. In November 1998, SFI, LLC acquired Ms. McHugh's former employer, Caltar, Inc., and retained Ms. McHugh as Account Executive. Ms. McHugh and Mr. Rasmussen are cousins and through marriage, Mr. Thompson is the uncle of Mr. McFayden.

Board of Directors' Meetings
----------------------------

     The Board of Directors generally meets once each quarter. The Board of Directors held four regularly scheduled meetings during the fiscal year ended July 31, 2002. In addition, the Board of Directors held five special meetings via telephone conference throughout the year. No director attended less than 75% of the meetings of the Board of Directors and the committees of which he or she was a member.

Audit Committee Meetings
------------------------

     The Audit Committee reviews the services provided by the Company's independent auditors, consults with the independent auditors and reviews the need for internal auditing procedures and the adequacy of internal controls. The Board of Directors, with the exception of Donald D. Heupel, acts as the Company's Audit Committee. The Company believes that the members of the Audit Committee are independent within the meaning of the listing standards of the National Association of Securities Dealers, the operators of The Nasdaq Stock Market. The Company has designated Deloitte & Touche LLP as independent public accountants to audit the Company's consolidated financial statements for the fiscal year ended July 31, 2003. On November 28, 2000, the Board of Directors adopted an Audit Committee Charter which was provided as an attachment to the Company's 2001 Proxy Statement.

Audit Committee Report
----------------------

     The following report was delivered to the Board of Directors of the Company by the Audit Committee on July 26, 2002. The following report of the Audit Committee shall not be deemed to be incorporated by reference in any previous or future documents filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference in any such document. As indicated above, Deloitte & Touche LLP has been selected as the principal independent public accountants for the fiscal year ended July 31, 2003.

     The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company's independent auditors are responsible for expressing an opinion on the conformity of the audited consolidated financial statements to generally accepted accounting principles. The committee reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended July 31, 2002. The committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. The committee has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended July 31, 2002. The committee has also considered whether the provision of services by Deloitte & Touche LLP not related to the audit of the financial statements referred to above and to the reviews of the interim financial statements included in the Company's Forms 10-Q for the quarters ended October 31, 2001, January 31, 2002 and April 30, 2002 is compatible with maintaining Deloitte & Touche LLP's independence.

     The aggregate fees billed by the principal independent public accountants (Deloitte & Touche LLP) to the Company for the fiscal year ended July 31, 2002 are as follows:

            --------------------------------------------------------------
            Annual Audit and Quarterly Reviews...........    $118,950
            All Other Fees:..............................    $ 31,145/(1)/
                                                             ========

            TOTAL FEES:..................................    $150,095

            /(1)/  includes tax compliance and consulting.
            --------------------------------------------------------------

                                 Audit Committee
                                 ---------------

        Richard R. Agee                           Daniel H. Meginnis
        Richard E. McFayden                       Thomas W. Rasmussen
        Helen Ann McHugh                          T. Warren Thompson

Other Committees
----------------

     There is no standing compensation committee of the Board of Directors. Pursuant to a resolution adopted at the Company's quarterly meeting held July 21, 1998, the Board of Directors established a standing nominating committee to be elected from its members. The nominating committee consists of Mr. McFayden, who is Chairman, Ms. McHugh and Mr. Rasmussen. Nominations for the 2002 election had to be received no earlier than February 1, 2002 and no later than June 1, 2002. The nominating committee did not receive any nominee submissions for the 2002 election. Nominations for election to the Board of Directors to be considered at the 2003 Annual Meeting must be submitted in writing to the committee no earlier than February 1, 2003 and no later than June 1, 2003.

     At the Company's quarterly meeting held April 20, 1999, the Board of Directors established a personnel committee to evaluate the organizational structure and personnel needs of the Company's divisions and to recruit and hire qualified individuals to complete the Company's management team. The Board of Directors appointed Mr. Rasmussen, who is Chairman, Mr. Agee, Mr. McFayden and Mr. Heupel to the personnel committee.

                                   MANAGEMENT
                                   ----------

     The Company's day to day affairs are managed by its executive officers who are appointed for a one year term. Executive officers of the Company, and other significant employees of the Company, are listed below:

Name and Age                               Current Position and Business History
--------------------------------------------------------------------------------
Donald D. Heupel(55)....................   President of the Company for more
                                           than the past five years.

T. Warren Thompson(72)..................   Secretary of the Company for more
                                           than the past five years; Treasurer
                                           of the Company until October 31,
                                           1995.

Greg Egland(45).........................   Controller of the Company since
                                           August 27, 2001./(1)/

--------------------------------------------------------------------------------

(1) The Company appointed Mr. Egland as the Acting Controller on August 27, 2001 as a result of the resignation of Patrick Warner on August 24, 2001. The Company then appointed Mr. Egland as Controller on January 21, 2002.

     The Company hired Greg Egland as Accounting Manager for the Company on January 15, 2001. Upon the resignation of Patrick Warner, the Company appointed Mr. Egland as Acting Controller on August 27, 2001. The Company then appointed Mr. Egland as Controller of the Company on January 21, 2002. Prior to joining the Company, Mr. Egland worked for two years at Nash Finch, a publicly held grocery wholesaler, as Director of Retail Accounting in Minnesota. Prior to his employment at Nash Finch, Mr. Egland was Chief Accountant for Fleming Companies, a publicly held grocery wholesaler in Iowa, for a period of nine years. Mr. Egland also worked for five years as Assistant Controller for a foodservice distributor in Texas. Mr. Egland holds an A.A.S. degree in accounting from ILCC and a B.A. degree in accounting from Cambridge State University.

                     COMPENSATION OF PRESIDENT AND DIRECTORS
                     ---------------------------------------

     The following table sets forth all compensation paid or payable by the Company during the past fiscal year to the President of the Company, Mr. Donald
D. Heupel:

                           SUMMARY COMPENSATION TABLE

                               Annual Compensation

--------------------------------------------------------------------------
Name and                                                     All Other
Principal Position           Year/(1)/       Salary         Compensation
--------------------------------------------------------------------------
Donald D. Heupel,              2002      $68,716.69/(2)/   $21,726.07/(3)/
President of the Company
--------------------------------------------------------------------------

/(1)/ For fiscal year ended July 31, 2002.

/(2)/ Mr. Donald Heupel was compensated in fiscal 2002 partly by fixed salary and partly by commission expressed as a percentage of before-tax profits. Mr. Heupel's fixed salary for fiscal 2002 was $45,600.36. His commission percentage was one and one-half percent. The Board of Directors has established a minimum monthly commission to be paid to Mr. Heupel of $1,500. The total commission compensation paid to Mr. Heupel for the fiscal year ended July 31, 2002 was $23,116.33.

/(3)/ Mr. Heupel was paid $12,000 in director fees and received a bonus in the amount of $6,400.95. The amount listed as other compensation also includes an annual contribution of $2,583.64 made by the Company to Mr. Heupel's 401(k) account and a value of $741.48 allocated to Mr. Heupel's personal use of a Company automobile.

     Until May 1, 1999, all directors of the Company were paid $1,500 per month. The Board voluntarily reduced directors' fees from $1,500 to $1,000 per month at its quarterly meeting held April 20, 1999 effective May 1, 1999. In addition, Mr. Thompson was paid $4,400 during the last fiscal year for services rendered in his capacity as Secretary of the Company. The Company adopted a 401(k) plan (the "Plan") for its supervisory, clerical and sales employees, effective January 1, 1997. Mr. Heupel currently participates in the Plan.

                         OWNERSHIP OF VOTING SECURITIES
                            BY DIRECTORS AND NOMINEES
                            -------------------------

     The following table sets forth the share ownership for each of the directors and nominees for director as of September 3, 2002:

                 Name and Address                     Amount and
                        Of                       Nature of Beneficial      Percent
Title of Class   Beneficial Owner                     Ownership            Of Class
--------------   ----------------                     ---------            --------
 Common Stock    Richard R. Agee                        300                0.04%
                 5300 Bridle Lane
                 Lincoln, NE 68516

 Common Stock    Donald D. Heupel                     1,500/(1)/           0.18%
                 219 South Avenue
                 Algona, IA 50511

 Common Stock    Richard E. McFayden                 20,690                2.53%
                 672 Fairwood Lane
                 Omaha, NE 68132

 Common Stock    Helen Ann McHugh                     2,555                0.31%
                 546 N. Marengo Ave.
                 Pasadena, CA 91101

 Common Stock    Daniel H. Meginnis                   1,720                0.21%
                 1000 Rockhurst Drive
                 Lincoln, NE 68510

 Common Stock    Thomas W. Rasmussen                 84,136/(2)/          10.31%/(3)/
                 P.O. Box 61428
                 Denver, CO  80206

 Common Stock    T. Warren Thompson                   2,600/(4)/           0.32%
                 15443 East Acacia Way
                 Fountain Hills, Arizona 85268

 -------------------------------------------------------------------------------------

(1) Includes 1,500 shares owned by him and his wife as joint tenants with respect to which Mr. Heupel may be regarded as having shared voting power and shared investment power.
(2) According to a Schedule 13D Amendment filed with the SEC on September 6, 2001, Mr. Rasmussen disclosed that he had sole voting power and sole dispositive power over 26,700 shares which includes 13,400 shares held by him directly and 13,300 shares held by him as Trustee of the Teresa Ann Kell Trust dated January 1, 2001. Mr. Rasmussen's Schedule 13D Amendment also discloses that he has shared voting power over 57,436 shares held by his mother Patricia Ann Rasmussen. In the Schedule 13D Amendment, Mr. Rasmussen disclaimed beneficial ownership of any securities held by or for the benefit of his mother or his sister.
(3) This 10.31% includes the 7.03% owned by Patricia Ann Rasmussen. See note 2 above for further discussion.
(4) Includes 2400 shares owned by Mr. Thompson's daughter, Katharyn Mary Thompson Wyckoff, to which Mr. Thompson may be regarded as having shared voting and investment power.

     In addition to the shared voting power and shared investment power indicated in the above footnotes, spouses of the persons listed may be regarded as having beneficial ownership and shared voting power and shared investment power with respect to the shares shown.

     The following table sets forth certain information as to the shares of Common Stock beneficially owned by all officers and directors of the Company as a group as of September 3, 2002:

                   Amount and Nature of
Title of Class     Beneficial Ownership     Percent of Class
--------------     --------------------     ----------------
 Common Stock          113,501/(1)/              13.91%

------------------------------------------------------------

/(1)/ Includes 61,336 shares with respect to which members of the group may be regarded as having shared voting power and/or shared investment power.

                              CERTAIN TRANSACTIONS
                              --------------------

     Due to growth in its distribution operations, the Board authorized the organization of Universal Distribution LLC to effect the separation of the manufacturing and distribution operations of the Company. On June 17, 1999, the Company filed Articles of Organization for "Universal Distribution LLC" and the Nebraska Secretary of State's Office issued a Certificate of Organization. The Company owns a ninety-nine percent (99%) membership interest in Universal Distribution LLC and Mr. Heupel owns the remaining one percent (1%) membership interest. The Company is also the manager of Universal Distribution LLC. Profits and losses from Universal Distribution LLC are allocated to the members based on their capital accounts and thus, the Company will receive ninety-nine percent (99%) and Mr. Heupel will receive one percent (1%) of the profits and losses.

                           INDEBTEDNESS OF MANAGEMENT
                           --------------------------

     In July 1999, the Company loaned Mr. Heupel the principal sum of Twenty Seven Thousand Ninety-Five and 66/100 Dollars ($27,095.66) pursuant to a Loan Agreement and Promissory Note. The loan enabled Mr. Heupel to satisfy the supplemental capital call made by the Company as the controlling member of Universal Distribution LLC. The Promissory Note is payable in five equal annual installments and the unpaid principal balance accrues interest until maturity at an annual rate of 5.82%. Thereafter, the unpaid principal and interest due on the Promissory Note will bear interest until paid at the rate of 8% per annum. The Loan Agreement further obligates the Company to loan Mr. Heupel additional funds to satisfy future capital calls on substantially the same terms and conditions as the July 31, 1999 Promissory Note.

     In accordance with the recently enacted Sarbanes-Oxley Act, Mr. Heupel and the Company intend to amend the Loan Agreement to delete the requirement that the Company make any further loans to Mr. Heupel. The Company will also not renew Mr. Heupel's Loan Agreement or Promissory Note or make any material modifications to their respective terms and conditions except as disclosed in the preceding sentence.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE
                              --------------------

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten-percent beneficial owners are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the last fiscal year its officers, directors and greater than ten-percent beneficial owners complied with applicable Section 16(a) filing requirements.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES
                     --------------------------------------

     The following table sets forth the names and certain information with respect to each person who, as of September 3, 2002, was known by the Company to be the beneficial or record owner of more than five percent (5%) of the Company's Common Stock:

                 Name and Address          Amount and Nature      Percent
                        Of                   of Beneficial          Of
Title of Class   Beneficial Owner              Ownership           Class
--------------   ----------------              ---------           -----
 Common Stock    Eloise Rogers Agee            75,592/(1)/       9.26%
                 2541 Woodleigh Lane
                 Lincoln, NE  68502

 Common Stock    Cede & Co.                   639,043/(2)/      78.31%
                 Box 20
                 Bowling Green Station
                 New York, NY  10004

 Common Stock    Mary McFayden Donahue         46,258            5.67%
                 1301 South 80th Street
                 Omaha, NE 68124

 Common Stock    Patricia Ann Rasmussen        57,436/(3)/       7.03%
                 93 Palma Drive
                 Rancho Mirage, CA 92270

 Common Stock    Thomas Rasmussen              84,136/(4)/      10.31%/(5)/
                 P.O. Box 61428
                 Denver, Colorado 80206

--------------------------------------------------------------------------------

(1) Includes four shares owned by her husband, Richard W. Agee, with respect to which Mrs. Agee may be regarded as having shared voting power and shared investment power.
(2) The Company's stock transfer records reflect that these shares are held in nominee name. The Company believes these shares are beneficially owned by more than one beneficial owner.
(3) According to a Schedule 13D amendment filed with the SEC on September 6, 2001, Mrs. Rasmussen disclosed that with respect to these 57,436 shares she has shared voting power with her son, Thomas W. Rasmussen and shared dispositive power with her daughter.
(4) According to a Schedule 13D Amendment filed with the SEC on September 6, 2001, Mr. Rasmussen disclosed that he had sole voting power and sole dispositive power over 26,700 shares which includes 13,400 shares held by him directly and 13,300 shares held by him as Trustee of the Teresa Ann Kell Trust dated January 1, 2001. Mr. Rasmussen's Schedule 13D Amendment also discloses that he has shared voting power over 57,436 shares held by his mother Patricia Ann Rasmussen. In the Schedule 13D Amendment, Mr. Rasmussen disclaimed beneficial ownership of any securities held by or for the benefit of his mother or his sister.
(5) This 10.31% includes the 7.03% owned by Patricia Ann Rasmussen. See note 4 above for further discussion.

     In addition to the persons listed above, any spouses of the persons listed may be regarded as having beneficial ownership and shared voting power and shared investment power with respect to the shares shown.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS
                     --------------------------------------

     The Company's annual report for the fiscal year ended July 31, 2002, including financial statements, has accompanied or preceded the mailing of this proxy statement, but it is not deemed a part of the proxy soliciting material.

     The Company will provide without charge to each shareholder solicited a copy of its Annual Report to the Securities and Exchange Commission on Form 10-KSB, including the financial statements and the schedules thereto, for the fiscal year ended July 31, 2001. A written request for such report should be directed to Donald D. Heupel, President, Universal Mfg. Co., 405 Diagonal Street, Algona, Iowa 50511. Such request must set forth a good faith representation that the requesting party was a holder of record or a beneficial owner of shares of Common Stock in the Company on September 3, 2002. Exhibits to the 10-KSB will be mailed upon similar request and payment of specified fees. The 2002 Form 10-KSB will also be available through the SEC's world wide web site (www.sec.gov).

                                  AUDIT MATTERS
                                  -------------

     The Board of Directors of the Company at its meeting of July 26, 2002, selected the accounting firm of Deloitte & Touche LLP, independent certified public accountants, to conduct the audit examination of the Company and its subsidiary for the fiscal year ending July 31, 2003, and to prepare the Company's corporate income tax returns for the same fiscal year.

     Representatives of the firm of Deloitte & Touche LLP are expected to be present at the Annual Meeting of Shareholders. Such representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

                             SHAREHOLDERS' PROPOSALS
                             -----------------------

     In order for any proposal of shareholders to be presented as an item of business at the 2003 Annual Meeting of Shareholders of the Company, the proposal must be received at the Company's principal executive offices no later than May 28, 2003.

                                  OTHER MATTERS
                                  -------------

     The Board of Directors knows of no other matter to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the shares covered by the proxy in the accompanying form will be voted on such matter in accordance with the best judgment of the persons acting under such proxy.

                                              By Order of the Board of Directors



                                              Donald D. Heupel
                                              President

October 7, 2002

TO BE CERTAIN THAT YOUR SHARE WILL BE REPRESENTED AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

                               Universal Mfg. Co.
          Proxy for Annual Meeting of Shareholders on November 5, 2002

The undersigned hereby constitutes and appoints Richard McFayden and Helen Ann McHugh, or either of them, or any substitute appointed by either of them, the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of UNIVERSAL MFG. CO. (the "Company") to be held at Universal Mfg. Co., 10000 "J" Street, Omaha, Nebraska, on the 5th day of November, 2002, at 9:30 a.m., or at any adjournment thereof.

(1)  Election of Directors

          [_] FOR the following nominees, for the terms of office designated in the Company's Proxy Statement, except those listed in the blank space below: Donald D. Heupel, Daniel H. Meginnis and T. Warren Thompson.

               -----------------------------------------------------------------
          [_]  WITHHOLD authority to vote for the above-listed nominees.

               INSTRUCTIONS: To withhold authority to vote for any specific nominee or nominees, the names of such nominee or nominees for whom authority is to be withheld should be printed on the blank line provided above. To withhold authority to vote for all of the above-listed nominees, the box next to the word "WITHHOLD" should be marked.

(2) In their discretion on any other matters that may properly come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of the Board of Directors and will be voted as directed. If no direction is indicated with respect to proposal (1), it will be voted FOR such proposal.

DATED:                    , 2002
      -------------------



                               Universal Mfg. Co.
          Proxy for Annual Meeting of Shareholders on November 5, 2002

The undersigned hereby constitutes and appoints Richard McFayden and Helen Ann McHugh, or either of them, or any substitute appointed by either of them, the undersigned's agents, attorneys and proxies to vote the number of shares the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of UNIVERSAL MFG. CO. (the "Company") to be held at Universal Mfg. Co., 10000 "J" Street, Omaha, Nebraska, on the 5th day of November, 2002, at 9:30 a.m., or at any adjournment thereof.

(1)  Election of Directors

          [_] FOR the following nominees, for the terms of office designated in the Company's Proxy Statement, except those listed in the blank space below: Donald D. Heupel, Daniel H. Meginnis and T. Warren Thompson.

               -----------------------------------------------------------------
          [_]  WITHHOLD authority to vote for the above-listed nominees.

               INSTRUCTIONS: To withhold authority to vote for any specific nominee or nominees, the names of such nominee or nominees for whom authority is to be withheld should be printed on the blank line provided above. To withhold authority to vote for all of the above-listed nominees, the box next to the word "WITHHOLD" should be marked.

(2) In their discretion on any other matters that may properly come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of the Board of Directors and will be voted as directed. If no direction is indicated with respect to proposal (1), it will be voted FOR such proposal.

DATED:                    , 2002
      -------------------

                                                 -------------------------------
                                                           Signature



                                                 -------------------------------
                                                           Signature

                                                 (When signing as attorney,
                                                 executor, administrator,
                                                 trustee, guardian or
                                                 conservator, or officer of a
                                                 corporation, give full title.
                                                 All joint tenants must sign.)



                                                 -------------------------------
                                                           Signature



                                                 -------------------------------
                                                           Signature

                                                 (When signing as attorney,
                                                 executor, administrator,
                                                 trustee, guardian or
                                                 conservator, or officer of a
                                                 corporation, give full title.
                                                 All joint tenants must sign.)